UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2009 (October 23, 2009)

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03—Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By-Laws

On October 23, 2009, the Board of Directors of WellPoint, Inc. (the “Company”) adopted amendments to the Company’s By-Laws to, among other things, (i) add provisions regarding procedures applicable to shareholder meetings, (ii) change the title of “Presiding Director” to “Lead Director”, and (iii) allow for the electronic submission of proxy materials as permitted by state law. The amendments took effect upon adoption by the Board.

The preceding is qualified in its entirety by reference to the Company’s By-Laws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01—Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit No.	Exhibit
Exhibit 3.2	By-Laws of WellPoint, Inc., as amended October 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2009

WELLPOINT, INC.

By:	/s/ John Cannon
Name:	John Cannon
Title:	EVP, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 3.2	By-Laws of WellPoint, Inc., as amended October 23, 2009

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